As filed with the Securities and Exchange Commission on February 7, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22072

The Cushing MLP Total Return Fund
(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX  75225
(Address of principal executive offices) (Zip code)

Jerry V. Swank
8117 Preston Road, Suite 440, Dallas, TX  75225
(Name and address of agent for service)

214-692-6334
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2010

Item 1. Reports to Stockholders.

The Cushing MLP Total Return Fund

Annual Report

November 30, 2010

Investment Advisor Swank Energy Income Advisors, LP 8117 Preston Road Suite 440 Dallas, TX 75225 www.srvfund.com www.swankcapital.com

The Cushing MLP Total Return Fund

SHAREHOLDER LETTER

Dear Shareholders,

2010 was a distinctly positive year for The Cushing MLP Total Return Fund (NYSE: SRV). The Fund’s total return for the fiscal year ended 2010 was 42.26%, including $0.90 in dividends. The Fund’s strong performance was, in large part, driven by 1) investors’ continued thirst for high-yielding securities in an environment of low interest rates and 2) improving company fundamentals and growth prospects. The themes that we previously discussed, including oil and natural gas liquids (“NGL”) infrastructure opportunities, General Partners (“GP”), and a return to distribution growth, all played out as expected.

With high yields, stable business profiles, and visible and accelerating growth outlooks, MLPs continued to gain more media and investor attention as highlighted by the over $4 billion in fund flows into new MLP products. In 2010, the MLP sector experienced approximately $3 billion raised by MLP closed-end funds (CEFs). Additionally, two MLP open-end mutual funds were launched, several exchange-traded notes (ETNs) were created, and the first MLP exchange-traded fund (ETF) was formed. Further, there were seven IPOs along with the creation of a new industry subsector, Natural Gas Storage.

The Outlook for 2011

Looking ahead, there is nothing magical about turning the calendar page from December 2010 to January 2011; nonetheless, we see similar risks and themes/opportunities entering the new year as we did during 2010. For one, new shale plays — importantly, no longer just a dry gas story, but crude oil and liquids rich areas — are driving infrastructure opportunities. Secondly, we still like faster growers like select drop-down stories and GPs. Capital markets continue to be very supportive of organic growth and acquisition transactions. A number of MLPs now have improved costs of capital without the GP burden, allowing more competitive bids for assets, both domestically and internationally (however, we will be watching the recent trend of paying up for growth several years out).

While equity valuations are near historical averages, we believe the group continues to offer attractive returns. As we stand here today, other issues include:

•	In the context of moderate economic growth, MLP business fundamentals remain positive (areas of softness include natural gas storage and depressed location differentials for long haul pipelines)
•	corporate credit spreads still have room to tighten (favorable for MLPs)

•	commodity prices are largely favorable (particularly crude oil and NGLs)
•	there is a backlog of IPOs
•	MLPs continue to offer attractive yields in a low rate environment
•	there are significant fund flows into the MLP space and other risk assets, and
•	MLP investors have an increasing number of investing products (ETNs, ETFs, CEFs, mutual funds, etc.).

Where Do We See the Risks for 2011?

MLP correlations to the broader market have been trending down over the past several months to a more normal 30 – 40% range. In that context, we believe we are now in more of a “stock-pickers” market. However, MLPs and other risk assets could be affected by shocks related to the following list of macro related risks/fears/uncertainties, which continues to be long and daunting:

•	the tug of war between inflation and deflation views
•	concerns about the impact of rising Treasury yields on MLP valuation
•	global rate tightening
•	after a strong 2 year run, do MLPs lag an up S&P 500?
•	uncertainties with government policy
•	worries about the impact from housing and unemployment on the national economy
•	worries about rising energy costs on the national economy
•	states’ fiscal woes
•	European debt concerns
•	political unrest (e.g. North Korea / South Korea)
•	Etc., etc., etc.

We recognize that dramatically higher interest rates would be a headwind for MLP equities. However, while we expect rates to be higher this time next year, we do not anticipate a rate shock (dramatic increase over a brief period). Over the long term, given the path our nation’s fiscal and monetary policies are taking us down, it is hard to imagine not facing considerable inflation and much higher rates. In the near term, though, there is just too much economic slack and unemployment is too high for inflation to concern us (not to mention a Fed that is intent on keeping rates low). Nonetheless, we favor higher distribution growing MLPs/GPs, and that should help at least partially offset potential rate increases.

We expect a fairly “boring” 2011 for MLPs in terms of performance, but in an environment full of significant risks and a consensus that is fairly concentrated in its views for both the MLP and the S&P 500 outlook, “boring” could turn into something else. While there are plenty of risks to monitor, there are also positive factors that could potentially drive upside to our base case performance expectation. For example, continued strong fund flows could drive yields materially below historical averages. For many investors, the MLP value proposition is hard to pass up.

Again, we appreciate your support.

Thank you for your continued confidence.

Jerry V. Swank
Chief Executive Officer

The Cushing MLP Total Return Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures are not, and should not be construed as, a substitute for amounts computed in accordance with GAAP and should be read in conjunction with our full financial statements, including the notes thereto.

	Fiscal Year Ended 11/30/10	Fiscal Year Ended 11/30/09	Fiscal Year Ended 11/30/08
FINANCIAL DATA
Total income from investments
Distributions received from MLPs	$16,566,758	$8,889,886	$12,277,393
Dividends from common stock	4,483,307	1,779,867	178,095
Interest income & other	1,320,531	518,446	316,870
Total income from investments	$22,370,596	$11,188,199	$12,772,358
Advisory fee and operating expenses
Advisory fees, less reimbursement by Advisor	$2,467,110	$557,839	$1,615,353
Operating expenses (a)	948,767	1,072,460	750,292
Leverage costs	465,469	176,619	924,418
Other	257,274	100,347	108,279
Total advisory fees and operating expenses	$4,138,620	$1,907,265	$3,398,342
Distributable Cash Flow (DCF) (b)	$18,231,976	$9,280,934	$9,374,016
Distributions paid on common stock	$18,332,242	$9,505,720	$9,505,720
Distributions paid on common stock per share	$0.90	$1.01	$1.26
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.2x	1.2x	1.3x
After advisory fee and operating expenses	1.0x	1.0x	1.0x
OTHER FUND DATA (end of period)
Total Assets, end of period	293,125,989	98,339,592	61,974,946
Unrealized appreciation (depreciation), net of income taxes	67,183,214	20,880,742	(58,032,746)
Short-term borrowings	69,800,000	29,900,000	14,500,000
Short-term borrowings as a percent of total assets	24%	30%	23%
Net Assets, end of period	208,002,375	64,511,402	37,779,243
Net Asset Value per common share	$8.03	$5.74	$3.98
Market Value per share	$9.42	$7.37	$10.36
Market Capitalization	$244,113,742	$82,894,797	$98,247,516
Shares Outstanding	25,914,410	11,247,598	9,483,351

(a)	Excludes expenses related to capital raising.
(b)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions and offering expenses.

The Cushing MLP Total Return Fund

Allocation of Portfolio Assets

November 30, 2010
(Expressed as a Percentage of Total Investments)

(1)	Master Limited Partnerships and Related Companies
(2)	Senior Notes
(3)	Common Stock

The Cushing MLP Total Return Fund

Schedule of Investments	November 30, 2010

COMMON STOCK — UNITED STATES — 7.3%(1)	Shares	Fair Value
Shipping — 2.8%(1)
Knight Transportation, Inc.	300,000	$5,784,000
Utilities — 4.5%(1)
Ameren Corporation	50,000	1,436,000
Public Service Enterprise Group	100,000	3,083,000
Integrys Energy Group, Inc.	100,000	4,870,000
		9,389,000
Total Common Stock (Cost $15,298,155)		$15,173,000
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — 122.1%(1)
Coal — 13.6%(1)
Oxford Resource Partners, L.P.	500,000	$10,830,000
Penn Virginia GP Holdings, L.P.	700,000	17,451,000
		28,281,000
Crude/Natural Gas Production — 15.1%(1)
Breitburn Energy Partners, L.P.	400,000	7,872,000
EV Energy Partners, L.P.	175,000	6,679,750
Legacy Reserves, L.P.	150,000	3,916,500
Linn Energy, LLC	250,000	9,075,000
Vanguard Natural Resources, LLC	150,000	3,964,500
		31,507,750
Crude/Refined Products Pipelines and Storage — 31.0%(1)
Enbridge Energy Partners, L.P.	350,000	21,297,500
Genesis Energy, L.P.	600,000	14,658,000
Magellan Midstream Partners, L.P.	250,000	14,000,000
Plains All American Pipeline, L.P.	150,000	9,225,000
TransMontaigne Partners, L.P.	150,000	5,286,000
		64,466,500
Natural Gas/Natural Gas Liquid Pipelines and Storage — 25.1%(1)
Boardwalk Pipeline Partners, LP	250,000	7,750,000
El Paso Pipeline Partners, L.P.	100,000	3,312,000
Energy Transfer Partners, L.P.	125,000	6,333,750
Enterprise Products Partners, L.P.	300,000	12,624,000
Niska Gas Storage Partners LLC	100,000	1,998,000
ONEOK Partners, L.P.	150,000	11,881,500
Williams Partners, L.P.	175,000	8,233,750
		52,133,000
Natural Gas Gathering/Processing — 25.8%(1)
Chesapeake Midstream Partners, L.P.	75,000	2,137,500
Crosstex Energy, L.P.	700,000	9,751,000
MarkWest Energy Partners, L.P.	425,000	17,990,250
Regency Energy Partners, L.P.	450,000	11,565,000
Targa Resources Partners, L.P.	400,000	12,116,000
		53,559,750

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Schedule of Investments — (Continued)	November 30, 2010

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — UNITED STATES — (Continued)	Shares	Fair Value
Propane — 4.3%(1)
Inergy, L.P.	231,000	$9,013,620
Shipping — 7.2%(1)
Navios Maritime Partners, L.P.	500,000	9,280,000
Teekay Offshore Partners, L.P.	200,000	5,764,000
		15,044,000
Total Master Limited Partnerships and Related Companies (Cost $188,205,905)		$254,005,620
SENIOR NOTES — UNITED STATES — 7.8%(1)	Principal Amount
Crude/Natural Gas Production — 2.2%(1)
Breitburn Energy Partners, L.P., 8.625%, 10/15/2020(2)	$2,500,000	$2,506,250
Linn Energy, LLC, 7.750%, 02/01/2021(2)	2,000,000	2,040,000
		4,546,250
Crude/Refined Products Pipelines and Storage — 0.5%(1)
Genesis Energy, L.P., 7.875%, 12/15/2018(2)	1,000,000	993,750
Natural Gas/Natural Gas Liquids Pipelines and Storage — 0.2%(1)
El Paso Corp., 7.420%, due 02/15/2037	375,000	371,114
Natural Gas Gathering/Processing — 4.9%(1)
Atlas Pipeline Partners, L.P., 8.750% due 06/15/2018	3,500,000	3,832,500
Copano Energy, LLC, 8.125%, due 03/01/2016	2,000,000	2,030,000
MarkWest Energy Partners, L.P., 8.750%, due 04/15/2018	1,000,000	1,080,000
Regency Energy Partners, L.P., 9.375%, due 06/01/2016	2,000,000	2,205,000
Targa Resources Partners, L.P., 8.250%, due 07/01/2016	200,000	209,000
Targa Resources Partners, L.P., 11.250%, due 07/15/2017	600,000	687,000
Targa Resources Partners, L.P., 7.875%, due 10/15/2018(2)	250,000	258,750
		10,302,250
Total Senior Notes (Cost $14,704,710)		$16,213,364
SHORT-TERM INVESTMENTS — UNITED STATES — INVESTMENT COMPANIES — 0.1%(1)	Shares
AIM Short-Term Treasury Portfolio Fund — Institutional Class	36,726	$36,726
Fidelity Government Portfolio Fund — Institutional Class	36,726	36,726
First American Treasury Obligations Fund — Class A	36,726	36,726
First American Treasury Obligations Fund — Class Y	36,726	36,726
First American Treasury Obligations Fund — Class Z	36,726	36,726
Total Short-Term Investments (Cost $183,630)		$183,630
TOTAL INVESTMENTS — 137.3%(1) (COST $218,392,400)		$285,575,614
Liabilities in Excess of Other Assets — (37.3)%(1)		(77,573,239)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$208,002,375

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities represent a total fair value of $5,798,750, which represents 2.8% of net assets.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Statement of Assets & Liabilities

November 30, 2010

Assets
Investments at fair value (cost $218,392,400)	$285,575,614
Cash and cash equivalents	824,659
Receivable for investments sold	5,272,196
Interest receivable	402,707
Distributions and dividends receivable	997,895
Prepaid expenses and other assets	52,918
Total assets	293,125,989
Liabilities
Payable to Advisor	310,308
Payable for investments purchased	8,385,730
Distributions payable to common stockholders	5,830,742
Short-term borrowings	69,800,000
Accrued interest expense	440,573
Accrued offering expense	147,605
Accrued expenses and other liabilities	208,656
Total liabilities	85,123,614
Net assets applicable to common stockholders	$208,002,375
Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 25,914,410 shares issued and outstanding (unlimited shares authorized)	$25,914
Additional paid-in capital	258,033,671
Accumulated net investment income, net of income taxes	628,635
Accumulated realized loss, net of income taxes	(117,869,059)
Net unrealized gain on investments, net of income taxes	67,183,214
Net assets applicable to common stockholders	$208,002,375
Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$8.03

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Statement of Operations

Fiscal Year Ended November 30, 2010

Investment Income
Distributions received from master limited partnerships	$16,566,758
Less: return of capital on distributions	(15,935,285)
Distribution income from master limited partnerships	631,473
Dividends from common stock (net of foreign taxes withheld of $10,236)	4,483,307
Interest income	1,320,531
Total Investment Income	6,435,311
Expenses
Advisory fees	2,514,525
Professional fees	364,767
Administrator fees	138,058
Reports to stockholders	132,360
Trustees’ fees	103,526
Registration fees	95,378
Fund accounting fees	53,404
Custodian fees and expenses	33,818
Transfer agent fees	27,456
Other expenses	257,274
Total Expenses before Interest Expense	3,720,566
Interest expense	465,469
Total Expenses	4,186,035
Less: expense waived by Advisor	(47,415)
Net Expenses	4,138,620
Net Investment Income	2,296,691
Realized and Unrealized Gain on Investments
Net realized gain on investments	1,539,215
Net change in unrealized appreciation of investments	46,302,472
Net Realized and Unrealized Gain on Investments	47,841,687
Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$50,138,378

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2010	Fiscal Year Ended November 30, 2009
Operations
Net investment income	$2,296,691	$407,744
Net realized gain (loss) on investments	1,539,215	(52,209,736)
Net change in unrealized appreciation of investments	46,302,472	78,913,488
Net increase in net assets applicable to common stockholders resulting from operations	50,138,378	27,111,496
Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(18,332,242)	(9,505,720)
Total dividends and distributions to common stockholders	(18,332,242)	(9,505,720)
Capital Share Transactions
Proceeds from issuance of 14,475,000 and 1,686,090 common shares from offerings, net of offering costs of $615,000 and $154,876, respectively	110,189,000	8,696,251
Issuance of 191,812 and 78,157 common shares from reinvestment of distributions to stockholders, respectively	1,495,837	430,132
Net increase in net assets applicable to common stockholders from capital share transactions	111,684,837	9,126,383
Total increase in net assets applicable to common stockholders	143,490,973	26,732,159
Net Assets
Beginning of fiscal year	64,511,402	37,779,243
End of fiscal year	$208,002,375	$64,511,402
Accumulated net investment income (loss) at the end of the fiscal year	$628,635	$(1,668,056)

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Statement of Cash Flows

Fiscal Year Ended November 30, 2010

Operating Activities
Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$50,138,378
Adjustments to reconcile increase in the net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized appreciation of investments	(46,302,472)
Purchases of investments	(733,582,151)
Proceeds from sales of investments	578,613,513
Proceeds from investments sold short	74,563,378
Purchases to cover investments sold short	(82,514,707)
Return of capital on distributions	15,935,285
Net realized gains on sales of investments	(1,539,215)
Net purchases of short-term investments	(58,045)
Net accretion/amortization of senior notes’ premiums/discounts	(140,986)
Changes in operating assets and liabilities
Receivable for investments sold	1,609,444
Interest receivable	(150,707)
Distributions and dividends receivable	(480,162)
Prepaid and other assets	(5,180)
Payable to Advisor	232,024
Payable for investments purchased	7,156,215
Accrued interest expense	436,720
Accrued offering expense	147,605
Accrued expenses and other liabilities	122,827
Net cash used in operating activities	(135,818,236)
Financing Activities
Proceeds from borrowing facility	118,900,000
Repayment of borrowing facility	(79,000,000)
Common Stock Issuance, net of underwriting and other direct costs	14,666
Additional paid-in capital from Common Stock Issuance	110,174,334
Dividends paid to common stockholders	(13,536,372)
Net cash provided by financing activities	136,552,628
Increase in Cash and Cash Equivalents	734,392
Cash and Cash Equivalents:
Beginning of fiscal year	90,267
End of fiscal year	$824,659
Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$28,750
Taxes Paid	$20,747
Additional paid-in capital from Dividend Reinvestment	$1,495,837

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Financial Highlights

	Fiscal Year Ended November 30, 2010	Fiscal Year Ended November 30, 2009	Fiscal Year Ended November 30, 2008	Period from August 27, 2007(1) through November 30, 2007
Per Common Share Data(2)
Net Asset Value, beginning of period	$5.74	$3.98	$18.17	$—
Public offering price	—	—	—	20.00
Underwriting discounts and offering costs on issuance of common shares	(0.05)	(0.01)	—	(0.94)
Income from Investment Operations:
Net investment income	1.07	1.09	1.15	0.30
Net realized and unrealized gain (loss) on investments	2.17	1.69	(14.05)	(0.89)
Total increase (decrease) from investment operations	3.24	2.78	(12.90)	(0.59)
Less Distributions to Common Stockholders:
Net investment income	—	—	—	—
Return of capital	(0.90)	(1.01)	(1.29)	(0.30)
Total distributions to common stockholders	(0.90)	(1.01)	(1.29)	(0.30)
Net Asset Value, end of period	$8.03	$5.74	$3.98	$18.17
Per common share market value, end of period	$9.42	$7.37	$10.36	$16.71
Total Investment Return Based on Market Value	42.26%	(16.89)%	(31.18)%	(14.84	)%(3)

See Accompanying Notes to the Financial Statements.

	Fiscal Year Ended November 30, 2010	Fiscal Year Ended November 30, 2009	Fiscal Year Ended November 30, 2008	Period from August 27, 2007(1) through November 30, 2007
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$208,002	$64,511	$37,779	$159,103
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver(4)(5)	3.08%	4.32%	5.18%	(4.53)%
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver(4)(5)	3.05%	3.74%	4.75%	(5.18)%
Ratio of expenses (excluding current and deferred income tax benefit/expense) to average net assets before waiver(4)(5)(6)	3.08%	4.32%	2.99%	2.69%
Ratio of expenses (excluding current and deferred income tax benefit/expense) to average net assets after waiver(4)(5)(6)	3.05%	3.74%	2.56%	2.04%
Ratio of net investment income to average net assets before waiver(4)(5)(6)	1.66%	0.22%	(1.93)%	(0.48)%
Ratio of net investment income to average net assets after waiver(4)(5)(6)	1.69%	0.80%	(1.49)%	0.17%
Ratio of net investment income to average net assets after current and deferred income tax benefit/expense, before waiver(4)(5)	1.66%	0.22%	(4.12)%	6.74%
Ratio of net investment income to average net assets after current and deferred income tax benefit/expense, after waiver(4)(5)	1.69%	0.80%	(3.69)%	7.39%
Portfolio turnover rate	300.70%	526.39%	95.78%	15.15%

(1)	Commencement of Operations
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(4)	Annualized for periods less than one full year.
(5)	For the fiscal year ended November 30, 2010, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2009, the Fund accrued $0 in net current and deferred tax expense. For the fiscal year ended November 30, 2008, the Fund accrued $3,153,649 in net current and deferred tax expense. For the period from August 27, 2007 through November 30, 2007, the Fund accrued $3,153,649 in net current and deferred income tax benefit.
(6)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing MLP Total Return Fund

Notes To Financial Statements

November 30, 2010

1.  Organization

The Cushing MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

2.  Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, Swank Energy Income Advisors, LP (the “Advisor”) utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii) Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii) The Fund’s non-marketable investments will generally be valued in such manner as the Advisor determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the securities sold short. There were no securities sold short at November 30, 2010.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. Subsequent to November 30, 2009, the Fund revised the amount of investment income and return of capital it recognized based on the 2009 tax reporting information received from the individual MLPs. The Fund has estimated approximately 5% of the distributions to be from investment income with the remaining balance to be return of capital.

Expenses are recorded on the accrual basis.

D.  Dividends and Distributions to Stockholders

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2010, the Fund’s dividends and distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the fiscal year ended November 30, 2010 will be determined in early 2011.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of avail able evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of November 30, 2010, the Fund’s federal tax returns since inception remain subject to examination by the Internal Revenue Service.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statements of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements, however, is unknown, as this would involve expenses relating to existing claims that have not yet been accrued or future claims that may be made against the Fund that have not yet occurred and may not occur.

As of November 30, 2010, the Fund had accrued and paid approximately $500,000 in expenses relating to the indemnification of its officers and trustees relating to the legal proceedings described in Note J, of which $209,000 was expensed during the fiscal year ended November 30, 2010 and is included in other expenses in the Statement of Operations. Subsequent to November 30, 2010, the Fund paid approximately $34,000 in expenses relating to the indemnification of its officers and trustees relating to the legal proceedings described in Note J. No further payments relating to these legal proceedings are anticipated.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

During the fiscal year ended November 30, 2010, the Fund purchased 88,800 S&P Depository Receipts (“SPDR”) Trust Series 1 equity option put contracts with various exercise prices and sold 85,800 of these option contracts for a total loss of $5,495,618. The remaining 3,000 contracts expired for a total realized loss of $364,182. The total realized loss of $5,859,800 is included in net realized gain on investments in the Statement of Operations. The Fund did not hold any option contracts as of November 30, 2010 and November 30, 2009.

During the fiscal year ended November 30, 2010, the Fund wrote 65,100 SPDR Trust Series 1 short option put contracts with various exercise prices and covered all of these option contracts for a total gain of $1,634,427, which is included in net realized gain on investments in the Statement of Operations.

J.  Legal Proceedings

On February 10, 2009, a putative class action lawsuit was filed in the United States District Court, Northern District of Texas, by Terri Morse Bachow on behalf of all persons who purchased shares of the Fund between September 1, 2008 and December 19, 2008, against the Advisor, Swank Capital, LLC, Jerry V. Swank, Mark W. Fordyce, Brian R. Bruce, Ronald P. Trout and Edward N. McMillan alleging violations of Sections 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) by Mr. Swank and Mr. Fordyce, violations of Section 20(a) of the Exchange Act by Swank Capital, LLC, Mr. Swank, Mr. Fordyce, Mr. Bruce, Mr. Trout, and Mr. McMillan, and violations of Section 36(b) of the Investment Company Act of 1940 by Swank Capital, LLC. The complaint sought an unspecified amount in compensatory damages, actual damages, and fees and expenses incurred in the lawsuit. The plaintiff’s claims related to the treatment and valuation of a deferred tax asset carried by the Fund under FASB Accounting Standards Codification No. 740, Income Taxes. Plaintiffs claimed that the Fund’s NAV was inflated as a result of an alleged failure to apply a valuation allowance to its deferred tax asset. Defendants filed a motion to dismiss the complaint and the court granted in part and denied in part the motion to dismiss. The court dismissed all claims under Section 20(a) of the Exchange Act and Section 36(b) of the 1940 Act but did not dismiss the claim under Section 10(b) of the Exchange Act against Mr. Swank and Mr. Fordyce. On May 17, 2010, the Fund entered into a stipulation and Agreement of Settlement in the lawsuit. On September 13, 2010, the court entered an order approving the agreed upon settlement of the lawsuit which provided for the dismissal of the lawsuit with prejudice, the granting of board releases of the named defendants, the Fund and all affiliated entities and a payment to the plaintiffs by the Fund’s insurance carrier of $3.6 million, which included payment of attorneys’ fees for plaintiffs’ counsel. The entire settlement amount was paid by the Fund’s insurers.

3.  Concentrations of Risk

The Fund’s investment objective is to seek to produce current income and capitalization. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its managed assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its managed assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its managed assets in debt securities of MLPs, other natural resource companies and other issuers.

4.  Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Advisor (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Advisor to the Fund. The Advisor announced on December 19, 2008 that it will temporarily reduce the advisory fee charged to the Fund from an annual rate of 1.25% to 1.00%. Subsequently, the Advisor increased the advisory fee back to 1.25% beginning February 1, 2010. The Advisor earned $2,467,110 in advisory fees (net of $47,415 of advisory fees waived by the Advisor) for the fiscal year ended November 30, 2010.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s managed assets, 0.05% on the next $200,000,000 of managed assets and 0.04% on the balance of the Fund’s managed assets, with a minimum annual fee of $40,000.

Computershare Trust Fund, N.A. serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.  Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2010, are as follows:

Deferred tax assets:
Net operating loss carryforward	$3,099,443
Capital loss carryforward	39,918,948
Total deferred tax assets	43,018,391
Less Deferred tax liabilities:
Unrealized gain on investment securities	24,133,916
Net deferred tax asset before valuation allowance	18,884,475
Valuation allowance	(18,884,475)
Net deferred tax asset	$—

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2007	$—	November 30, 2027
November 30, 2008	5,736,436	November 30, 2028
November 30, 2009	2,225,868	November 30, 2029
November 30, 2010	—	November 30, 2030
Total Fiscal Year Ended Net Operating Loss	$7,962,304
Fiscal Year Ended Capital Loss
November 30, 2007	$—	NA
November 30, 2008	62,485,409	November 30, 2013
November 30, 2009	50,363,661	November 30, 2014
November 30, 2010	—	NA
Total Fiscal Year Ended Capital Loss	$112,849,070

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As such, for the fiscal year ended November 30, 2010, the Fund used capital loss carryforwards of $699,000 from the fiscal year ended November 30, 2007 and $1,653,000 from the fiscal year ended November 30, 2008 to offset its capital gains. The capital loss may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2013. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2027.

The Fund has recorded a valuation allowance for the full amount of the deferred tax asset as the Fund believes it is more likely than not that the asset will not be utilized.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2010, as follows:

Application of statutory income tax rate	$17,548,000
Change in state tax rate used to determine deferred tax	1,537,000
Dividends received deduction adjustment	445,000
Change in valuation allowance	(19,530,000)
Total tax expense	$—

The decrease in the valuation allowance was due to a decrease in the net deferred tax asset of $19,530,000 during the fiscal year ended November 30, 2010. All federal and state tax amounts above are deferred balances and there were no current balances for federal or state taxes in the current year.

At November 30, 2010, the cost basis of investments was $217,350,111 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$70,490,166
Gross unrealized depreciation	(2,264,663)
Net unrealized appreciation	$68,225,503

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the

Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.  Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2010	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$15,173,000	$15,173,000	$—	$—
Master Limited Partnerships and Related Companies(a)	254,005,620	254,005,620	—	—
Total Equity Securities	269,178,620	269,178,620	—	—
Notes
Senior Notes(a)	16,213,364	—	16,213,364	—
Total Notes	16,213,364	—	16,213,364	—
Other
Short-Term Investments	183,630	183,630	—	—
Total Other	183,630	183,630	—	—
Total	$285,575,614	$269,362,250	$16,213,364	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2010.

7.  Investment Transactions

For the fiscal year ended November 30, 2010, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $733,582,151 and $578,613,513 (excluding short-term securities), respectively and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $82,514,707 and $74,563,378, respectively.

8.  Common Stock

The Fund has unlimited shares of capital stock authorized and 25,914,410 shares outstanding at November 30, 2010. Transactions in common stock for the fiscal years ended November 30, 2009 and November 30, 2010 were as follows:

Shares at November 30, 2008	9,483,351
Shares sold through additional offerings	1,686,090
Shares issued through reinvestment of distributions	78,157
Shares at November 30, 2009	11,247,598
Shares sold through additional offerings	14,475,000
Shares issued through reinvestment of distributions	191,812
Shares at November 30, 2010	25,914,410

9.  Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus 0.30%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the fiscal year ended November 30, 2010 was approximately $58,290,000 and 0.72%, respectively. At November 30, 2010, the principal balance outstanding was $69,800,000 and accrued interest expense was $440,573.

10.  Subsequent Events

On December 15, 2010, the Fund issued 55,337 shares through its dividend reinvestment plan. After these share issuances, the Fund’s total common shares outstanding were 25,969,747.

The Cushing MLP Total Return Fund

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
The Cushing MLP Total Return Fund:

We have audited the accompanying statement of assets and liabilities of The Cushing MLP Total Return Fund (the “Fund”), including the schedule of investments, as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 27, 2007 (commencement of operations) to November 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing MLP Total Return Fund as of November 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from August 27, 2007 (commencement of operations) to November 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
January 27, 2011
Dallas, Texas

The Cushing MLP Total Return Fund

Trustees and Officers (Unaudited)

Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser) and Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to present). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	2	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).
Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2007	Private Investor.	2	None
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee	Trustee since 2007	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	2	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Investment Advisor and founder of Swank Capital, LLC (2000 to present).	2	E-T Energy Ltd. (2008 to present).

Executive Officers

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Financial Officer (“CFO”) of the Investment Advisor (2010 – present); Previously, CAO of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).
Daniel L. Spears (1972)	Executive Vice President and Secretary	Officer since 2010	Partner and portfolio manager of the Investment Advisor (2006 – present); Previously, Investment banker at Banc of America Securities, LLC (1998 to 2006).
Barry Y. Greenberg (1963)	Chief Compliance Officer	Officer since 2010	General Counsel and Chief Compliance Officer (“CCO”) of the Advisor; Partner at Akin Gump Strauss Hauer &
Feld LLP (2005 – 2010); Vice President, Legal,
Compliance &
Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Bruce is expected to stand for re-election in 2011, Messrs. McMillan and Swank in 2012, and Mr. Trout in 2013.
(2)	The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Advisor serves as investment advisor. As of November 30, 2010, there were two funds in the Fund Complex.
(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Advisor.

The Cushing MLP Total Return Fund

Additional Information (Unaudited)

November 30, 2010

Trustee and Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the fiscal year ended November 30, 2010, the aggregate compensation paid by the Fund to the independent trustees was $99,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2010 is available to stockholders by visiting the SEC’s Web site at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. and/or Computershare Inc. (together, the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend disbursing agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee (currently $0.03) incurred in connection with open-market purchases. There is no direct transaction fee to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a transaction fee payable by the participants. Participants who request a sale of shares through the Plan Agent are subject to a $15.00 sales transaction fee and pay a per share fee of $0.12 per share sold. All per share fees include any brokerage commissions the Plan Agent is required to pay.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 43078, Providence, RI 02940-3078, by calling the Plan Agent at 1-800-662-7232 or at the Plan Agent’s website,www.computershare.com/investor.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 12, 2010. The matter considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect Ronald P. Trout as Trustee of the Fund to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares
01 — Ronald P. Trout
Affirmative	15,260,952
Withheld	270,180
TOTAL	15,531,132

Brian R. Bruce continued as Trustee and his term expires on the date of the 2011 annual meeting of stockholders, to serve until his successor is duly elected and qualified. Edward N. McMillan and Jerry V. Swank continued as Trustees and their terms expire on the date of the 2012 annual meeting of stockholders, each to serve until his successor is duly elected and qualified.

Based upon votes required for approval, this matter passed.

The Cushing MLP Total Return Fund

Board Approval of Investment
Management Agreement

November 30, 2010

On August 3, 2010, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Swank Energy Income Advisors, LP (the “Advisor”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the 1940 Act, of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Advisor, including, among other things, comparative information about the fees and expenses and performance of certain other closed-end funds. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement with the Advisor. The Board of Trustees reviewed certain background materials supplied by the Advisor in response to a questionnaire furnished by the Fund; including the Advisor’s Form ADV. The Board of Trustees considered the background and experience of the Advisor’s management in connection with the Fund, including a review of the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund, as well as the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments. The Board of Trustees also considered the management services provided by the Advisor to the Fund under the Agreement, including the Advisor’s agreement to, among other things, conduct business affairs with certain service providers of the Fund, prepare shareholder communications and reports for the Fund and the Board of Trustees, and provide office space, personnel and equipment for use by the Fund.

The Board of Trustees also reviewed the Fund’s and the Advisor’s compliance-related material and noted that it had received reports from the Advisor concerning these services and all compliance issues relating to the Fund and the Advisor at each regular Board of Trustees meeting throughout the year.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees considered information provided by the Advisor concerning the costs relating to, and its profitability from, the Advisor’s relationship with the Fund. The Board of Trustees reviewed and considered the contractual and actual advisory fee annual rate of 1.25% of the Fund’s average weekly managed total assets paid by the Fund to the Advisor in light of the extent and quality of the advisory services provided by the Advisor.

The Board of Trustees received and considered information comparing the Fund’s contractual advisory fee and overall expenses with those of (a) funds in the Fund’s peer group of closed-end, energy/MLP focused funds and (b) with other products managed by the Advisor and its affiliates, including several unregistered collective investment vehicles.

The Board of Trustees recognized that the Advisor and its affiliates receive certain benefits from the Advisor’s relationship with the Fund. The Board of Trustees acknowledged certain benefits to the reputations of the Advisor and its affiliates, as well to that of the Fund, from the association of the Advisor and the Fund with each other. The Board of Trustees acknowledged that affiliates of the Advisor were not engaged as service providers to the Fund. The Board of Trustees was provided information about the consideration by the Advisor, in some instances of its selection of brokers for the Fund’s portfolio transactions, of certain research provided by brokers if the Advisor determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Advisor or to the Fund.

Based on such materials, the Board of Trustees concluded that the investment advisory fees to be received by the Advisor with respect to the Fund were comparable to others within the Fund’s peer universe and that the total expense ratio of the Fund (excluding the current and deferred income tax expense/benefit of the Fund) was comparable to, and at the median of, other such ratios within the Fund’s peer group.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. In preparation for the August 3, 2010 meeting, the Board of Trustees was provided with reports prepared by the Advisor, which included a comprehensive analysis of the Fund’s performance. The Board of Trustees received and considered the year-to-date, one-year and since inception total return performance of the Fund, both on a net asset value basis and a market price basis, compared against various indices in the MLP sector. The Board of Trustees also discussed the effect of the deferred tax asset on Fund performance. The Board of Trustees noted that, in general, the recent performance of the Fund was generally comparable to, but slightly below, the performance of the relevant indices in the MLP sector, and the deferred tax asset treatment had a significant skewing effect on comparability of performance since inception.

Other Considerations

The Board of Trustees was presented with financial information of the Advisor, including the profits realized by the Advisor, if any, in connection with the operation of the Fund and concluded that such profits were fair to the Fund.

The Board of Trustees also concluded that the relatively small size of the Fund did not presently permit for economies of scale in the Advisor’s provision of services to the Fund; and there were no other material benefits accruing to the Advisor in connection with its relationship with the Fund, although the Advisor may receive some marketing benefits from the publicly registered status of the Fund.

Conclusion

The Board of Trustees noted that no single factor or any particular information was controlling, and did not identify the particular weight any Trustee placed on any one factor for purposes of determining whether to vote in approval of the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was in the best interests of the Fund and its shareholders, and a majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing MLP Total Return Fund

TRUSTEES

Brian R. Bruce
Ronald P. Trout
Edward N. McMillan
Jerry V. Swank

OFFICERS

Jerry V. Swank
Chief Executive Officer and President

Daniel L. Spears
Executive Vice President and Secretary

John H. Alban
Chief Financial Officer

Barry Y. Greenberg
Chief Compliance Officer

INVESTMENT ADVISOR

Swank Energy Income Advisors, LP
8117 Preston Road, Suite 440
Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher
& Flom LLP
Four Times Square
New York, NY 10036

INDEPENDENT
REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
JP Morgan Chase Tower
2200 Ross Avenue, Suite 1600
Dallas, TX 75201

The Cushing MLP Total Return Fund

Investment Advisor Swank Energy Income Advisors, LP 8117 Preston Road Suite 440 Dallas, TX 75225 www.srvfund.com www.swankcapital.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “All Other Fees” are comprised of services including review of shelf offering documents.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2010	FYE 11/30/2009
Audit Fees	55,000	54,341
Audit-Related Fees	None	None
Tax Fees	26,500	40,575
All Other Fees	None	23,200

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2010	FYE 11/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2010	FYE 11/30/2009
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing MLP Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank (the “portfolio manager”) is primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.

(a)(2)  The following table provides information about the other accounts managed on a day-to-day basis by the portfolio manager as of November 30, 2010:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Jerry V. Swank
Registered investment companies	1	$ 2,800,000	0	$ 0
Other pooled investment vehicles	3	$ 606,400,000	3	$606,400,000
Other accounts	0	$ 0	0	$ 0

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the Affiliated Funds, in which The Cushing MLP Total Return Fund (the “Fund”) will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the Fund’s. Situations may occur where the Fund could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limits on the size of the Fund’s position, or difficulty in liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the Fund’s Board of Trustees and its officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several private managed accounts. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the Fund.

Investment decisions for the Fund are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the Fund.

The Fund’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the Fund in which the Fund cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

(a)(3) As of November 30, 2010:

Compensation

Mr. Swank is compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Mr. Swank, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4)  As of November 30, 2010:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Jerry V. Swank	$ 500,001 – 1,000,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2010-06/30/2010	0	0	0	0
Month #2 07/01/2010-07/31/2010	0	0	0	0
Month #3 08/01/2010-08/31/2010	0	0	0	0
Month #4 09/01/2010-09/30/2010	0	0	0	0
Month #5 10/01/2010-10/31/2010	0	0	0	0
Month #6 11/01/2010-11/30/2010	0	0	0	0
Total	0	0	0	0
*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                The Cushing MLP Total Return Fund

By (Signature and Title)    /s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date  February 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date  February 7, 2011

By (Signature and Title)    /s/ John H. Alban
John H. Alban, Chief Financial Officer

Date  February 7, 2011